                                                                     EXHIBIT 4.2

CLASS B COMMON STOCK                                       CLASS B COMMON STOCK
     NO PAR VALUE                                               NO PAR VALUE

     Number
                                                                      Shares

Incorporated under
  the laws of the
State of Illinois

THIS CERTIFICATE IS TRANSFERABLE                       CUSIP ____________
    IN NEW YORK, NEW YORK                    SEE REVERSE FOR CERTAIN DEFINITIONS

                                  DYNEGY INC.

     This Certifies that
                            [____________________]

     In the record holder of

        FULLY PAID AND NON ASSESSABLE SHARES OF CLASS B COMMON STOCK OF

Dynegy Inc. (hereinafter and on the back hereof called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Illinois and to all of the provisions of the Articles of Incorporation and the Bylaws of the Corporation, as amended from time to time, to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the seal and the facsimile signatures of the Corporation's duly authorized officers.

                                       Dated:
L    _____________________________
 O     CHAIRMAN OF THE BOARD AND       COUNTERSIGNED AND REGISTERED:
  G     CHIEF EXECUTIVE OFFICER        [______________________________]
   O                                                     TRANSFER AGENT
                                                          AND REGISTRAR

                                       BY
                                         -----------------------------

-------------------------------
           SECRETARY                             AUTHORIZED SIGNATURE

                                  DYNEGY INC.

     The Corporation will furnish without charge to each stockholder who so requests a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be made to the Secretary of the Corporation at its principal place of business.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM     -- as tenants in common                 UNIF GIFT MIN ACT -- _________ Custodian ___________
     TEN ENT     -- as tenants by the entireties                                (Cust)              (Minor)
     JT TEN      -- as joint tenants with the right of                        Under Uniform Gifts to Minors
                    survivorship and not as tenants                           Act____________________________
                    in common                                                            (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, _______________ hereby sell, assign and transfer unto

     PLEASE INSET SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------------------------------------------

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

______________________________________________________________________ Shares
Of capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated___________________

                                        X
                                         ------------------------------
            NOTICE:                                (SIGNATURE)
THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S)
AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERNATION OR ENLARGEMENT,
OR ANY CHANGE WHATEVER.

                                        X
                                         ------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SIGNATURE(S) GUARANTEED BY:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A SHAREHOLDER AGREEMENT BETWEEN AND AMONG THE CORPORATION AND CHEVRON U.S.A. INC. (AND CERTAIN OTHER PARTIES) AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SAID AGREEMENT IS ON FILE AT THE OFFICE OF THE SECRETARY OF THE CORPORATION.